                                                                   EXHIBIT 10.16


                         FOURTH AMENDMENT AND WAIVER OF
                         CREDIT AGREEMENT AND GUARANTY

         FOURTH AMENDMENT AND WAIVER OF CREDIT AGREEMENT AND GUARANTY dated as of December 11, 1995 ("Fourth Amendment and Waiver") among BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation (the "Borrower"), KENYON INDUSTRIES, INC., a Delaware corporation ("Kenyon"), BROOKWOOD LAMINATING, INC., a Delaware corporation ("Brookwood Laminating"), (Kenyon Industries and Brookwood Laminating each a "Guarantor" and collectively, the "Guarantors"), and THE CHASE MANHATTAN BANK, N.A. ("Chase"), as a Bank, and Chase, as Agent for the Banks (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Agent").

         PRELIMINARY STATEMENT. The Borrower, Kenyon, Chase and the Agent have entered into a Credit Agreement and Guaranty dated as of December 9, 1992, as amended by the First Amendment to Credit Agreement and Guaranty dated as of March 31, 1993, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of September 27, 1994, and as further amended by the Third Amendment to Credit Agreement and Guaranty, Waiver and Line Letter dated as of June 23, 1995 (as so amended, the "Credit Agreement"). Any term used in this Fourth Amendment and Waiver and not otherwise defined in this Fourth Amendment and Waiver shall have the meaning assigned to such term in the Credit Agreement.

         The Borrower, each Guarantor, Chase and the Agent have agreed to amend and waive certain provisions of the Credit Agreement as hereinafter set forth.

                 SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

         (a) The following definitions are added in their proper alphabetical order:

                          "Fourth Amendment and Waiver" means the Fourth
                 Amendment and Waiver the Credit and Guaranty dated as of December 11, 1995 among the Borrower, each Guarantor, Chase and the Agent.

                          "Brookwood Laminating Security Agreement" means the
                 Brookwood Laminating Security Agreement in the form of Exhibit A to the Fourth Amendment and Waiver.

         (b) The definitions of "Guarantor" and "Security Agreements" are each amended in their entirety to read as follows:

                          "Guarantor(s)" means Kenyon or Brookwood
                 Laminating, or both as the context may require.

                          "Security Agreements" means, collectively, the
                 Borrower Pledge Agreement, the Borrower Security Agreement, the Hallwood Pledge Agreement, the Kenyon Security Agreement, and the Brookwood Laminating Security Agreement.





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
         (c) Section 10.04, Investments, is amended by adding after "Kenyon" in the last line thereof the following: "or Brookwood Laminating".

                 SECTION 2. Guaranty. Brookwood Laminating agrees to be and is, effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, a Guarantor under the Credit Agreement and, as such, agrees to be bound by the terms and provisions of the Credit Agreement applicable to a Guarantor. In addition, the Borrower also agrees that Brookwood Laminating is a Guarantor.

                 SECTION 3. Waiver. Because the Borrower failed to deliver the consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the July 31, 1995 Fiscal Year end and the consolidated and consolidating statement of income and retained earnings, statement of changes in stockholder's equity and statement of cash flows of the Borrower and its Consolidated Subsidiaries for such Fiscal Year, there is an Event of Default under Section 9.08(1), Annual Financial Statements, of the Credit Agreement.

                 The Borrower has requested that the Bank waive such Event of Default. Upon the satisfaction of the conditions precedent set forth in Section 4 hereof, the Bank waives such Event of Default. The Bank does not waive any future noncompliance with Section 9.08(1).





                                      3                                  Page 27

                  SECTION 4. Conditions of Effectiveness. This Fourth Amendment and Waiver shall become effective as of the date of this Fourth Amendment and Waiver when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent and its counsel, and each of the following conditions has been fulfilled:

         (1) Fourth Amendment and Waiver. This Fourth Amendment and Waiver duly executed by the Borrower, each Guarantor, Chase and the Agent;

         (2) Evidence of Due Organization of Brookwood Laminating. Certified copies, dated the date hereof, of the Certificate of Incorporation and By-Laws of Brookwood Laminating and all amendments thereto;

         (3) Evidence of All Corporate Action of Brookwood Laminating. Certified copies, dated the date hereof, of all corporate action taken by Brookwood Laminating, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Fourth Amendment and Waiver and each of the other documents Brookwood Laminating is delivering in connection with this Fourth Amendment and Waiver;

         (4) Incumbency and Signature Certificate of Brookwood Laminating. A certificate, dated the date hereof, of the Secretary of Brookwood Laminating, certifying the names and true signatures of the officers of Brookwood Laminating, authorized to sign the Loan Documents to which it is a party





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
and the other documents to be delivered pursuant to this Fourth Amendment and Waiver;

         (5)     Good Standing Certificates. A certificate, dated within ten
(10) days of the date hereof, from the Secretary of State (or other appropriate official) of the jurisdiction of incorporation of Brookwood Laminating certifying as to the due incorporation and good standing of Brookwood Laminating and certificates, dated within ten (10) days of the date hereof, from the Secretary of State (or other appropriate official) of each other jurisdiction where Brookwood Laminating is required to be qualified to conduct business, certifying that Brookwood Laminating is duly qualified to do such business and is in good standing in such state;

         (6) Brookwood Laminating Security Agreement. The Brookwood Laminating Security Agreement duly executed by Brookwood Laminating together with (a) financing statements (UCC-1) to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent or any Bank, desirable to perfect the Lien created by the Brookwood Laminating Security Agreement; (b) duly executed copies of financing statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Agent or any Bank, desirable to terminate any Liens in favor or any party other than the Agent; and (c) Uniform Commercial Code searches identifying all of the financing statements on file with respect to the





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
Borrower in all jurisdictions referred to under (a), including the financing statements filed by the Agent against the Borrower, indicating that no party other than the Agent claims an interest in any of the Collateral;

         (7) Amendment to Borrower Pledge Agreement. The execution and delivery of a second amendment to the Borrower Pledge Agreement pursuant to which the Borrower grants a Lien on the stock of Brookwood Laminating, together with the certificates representing the shares pledged by the Borrower pursuant to such amendment and undated stock powers executed in blank for each such certificate;

         (8) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Fourth Amendment and Waiver and the transactions contemplated hereby:

                 (a) The representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date; and

                 (b) No Default or Event of Default has occurred and is continuing; and

         (9) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                 SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof,





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
on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Fourth Amendment and Waiver shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                 SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Agent) incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and Waiver and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or





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
recording of this Fourth Amendment and Waiver and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                 SECTION 7. Governing Law. This Fourth Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 8. Headings. Section headings in this Fourth Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment and Waiver for any other purpose.

                 SECTION 9. Counterparts. This Fourth Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment and Waiver by signing any such counterpart.

                          [INTENTIONALLY LEFT BLANK.]





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
          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Waiver to be duly executed as of the day and year first above written.

                                                BROOKWOOD COMPANIES INCORPORATED

                                                By    /s/ DUANE O. SCHMIDT
                                                   -----------------------------
                                                   Name:  Duane 0. Schmidt
                                                   Title: Vice President Finance

                                                KENYON INDUSTRIES, INC.

                                                By    /s/ DUANE O. SCHMIDT
                                                   -----------------------------
                                                   Name:  Duane 0. Schmidt
                                                   Title: Treasurer and
                                                          Secretary

                                                BROOKWOOD LAMINATING, INC.

                                                By    /s/ DUANE O. SCHMIDT
                                                   -----------------------------
                                                   Name:  Duane 0. Schmidt
                                                   Title: Treasurer and
                                                          Secretary





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
                                                THE CHASE MANHATTAN BANK, N.A.,
                                                  as Agent

                                                By    /s/ JO ZALON MEER
                                                   -----------------------------
                                                   Name:  Jo Zalon Meer
                                                   Title: Vice President

                                                THE CHASE MANHATTAN BANK, N.A.,
                                                  as Bank

                                                By    /s/ JO ZALON MEER
                                                   -----------------------------
                                                   Name:  Jo Zalon Meer
                                                   Title: Vice President





                                     10                                  Page 34

                   FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT

                 FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT, dated as of December 11, 1995, made by BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation, (the "Borrower") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, N.A., as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 PRELIMINARY STATEMENT. Reference is made to each of (1) the Credit Agreement and Guaranty dated as of December 9, 1992 among the Borrower, Kenyon Industries, Inc., and The Chase Manhattan Bank, N.A. ("Chase"), as a Bank, and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty dated as of March 31, 1993, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of September 27, 1994, as further amended by the Third Amendment to Credit Agreement and Guaranty, Waiver and Line Letter dated as of June 23, 1995, and as further amended by the Fourth Amendment and Waiver of Credit Agreement and Guaranty dated as of December
11, 1995 (the Credit Agreement and Guaranty, as it may be further amended or otherwise modified from time to time, being the "Credit Agreement") and (2) the Stock Pledge Agreement dated as of December 9, 1992 made by the Borrower to each of the Banks and the Agent (the "Pledge Agreement") Any term used





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
herein and not otherwise defined herein shall have the meaning assigned to such term in the Pledge Agreement.

                 The Borrower hereby advises the Banks and the Agent that it owns all the issued and outstanding stock of Brookwood Laminating, Inc. ("Brookwood Laminating") and agrees to amend the Pledge Agreement as hereinafter set forth to pledge all of such stock to each Bank and to the Agent.

                 SECTION 1. Amendments to Pledge Agreement. The Pledge Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by deleting Schedule I thereto in its entirety and replacing it with Schedule I hereto to reflect both the Borrower's ownership of the stock of Brookwood Laminating and the Borrower's pledge thereof pursuant to the Pledge Agreement.

                 SECTION 2. Conditions of Effectiveness. This First Amendment shall become effective as of the date of this First Amendment when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent and its counsel, and each of the following conditions has been fulfilled:

                 (1) First Amendment. This First Amendment duly executed by the Borrower;

                 (2) Resolutions of the Borrower. Resolutions of the Borrower's Board of Directors, authorizing the





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
execution, delivery, and performance of this First Amendment; and

                 (3) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                 SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby.

                 (b) Except as specifically amended above, the Pledge Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Pledge Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                 SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent on demand for all out-of-pocket costs, expenses and charges (including,





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
without limitation, all fees and charges of external legal counsel for the Agent) incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                 SECTION 5. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 6. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

                 IN WITNESS WHEREOF, the party hereto has caused this First Amendment to be duly executed as of the day and year first above written.

                                             BROOKWOOD COMPANIES INCORPORATED

                                             By      /s/ DUANE O. SCHMIDT
                                                --------------------------------
                                                Name:  Duane O. Schmidt
                                                Title: Vice President - Finance





                                      4                                  Page 38

                 SECURITY AGREEMENT dated as of December 11, 1995 ("Security Agreement"), made by BROOKWOOD LAMINATING, INC., a Delaware corporation (the "Guarantor"), to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and The Chase Manhattan Bank, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 PRELIMINARY STATEMENTS. 1. Reference is made to the Credit Agreement and Guaranty dated as of December 9, 1992, among the Brookwood Companies Incorporated (the "Borrower"), Kenyon Industries, Inc. and the other guarantors signatory thereto, the banks party thereto (each a "Bank" and, collectively, the "Banks") and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty dated as of March 31, 1993, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of September 27, 1994, as further amended by the Third Amendment to Credit Agreement and Guaranty, Waiver and Line Letter dated as of June 23, 1995, and as further amended by the Fourth Amendment and waiver of Credit Agreement and Guaranty dated as of December 11, 1995 (Credit Agreement and Guaranty, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Credit Agreement.

                 2. It is a condition precedent to the obligation of Chase and the Banks to continue to provide the Credit Facilities to the Borrower as provided in the Credit Agreement that the Guarantor shall have granted the security interest contemplated by this Security Agreement.

                 NOW, THEREFORE, in consideration of the premises and in order to induce Chase and the Banks to continue to provide the Credit Facilities to the Borrower as provided in the Credit Agreement, the Guarantor hereby agrees as follows:

                 SECTION 1. Grant of Security. The Guarantor hereby grants to each Bank and hereby grants to the Agent for the benefit of each Bank a Lien in and on all of the Guarantor's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):





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
                 (a) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing including all computer records, programs, storage media and computer software useful or required in connection therewith, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Receivables");

                 (b) All monies and claims for money due or to become due to the Guarantor under any agreement pursuant to which the Guarantor sells, assigns or transfers any of its Receivables to a factor under or pursuant to a factoring agreement, including, without limitation, all Factoring Agreements (any and all such monies and claims for money being the "Factor Credit Balances");

                 (c) All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                 (d) Any and all documents, documents of title, shipping documents, warehouse receipts, policies or certificates of insurance and other documents accompanying or relating to any instrument (including, without limitation, drafts, receipts, acceptances, teletransmissions and other written demands for payment) drawn under any Letter of Credit, and any and all inventory or other property or assets shipped under or pursuant to or in connection with any such Letter of Credit or in any way relative thereto or to any of such instruments drawn thereunder or documents or documents of title in any way relative to or referred to in any such Letter of Credit (any and all such documents, inventory and property being the "Inventory");

                 (e) All rights under all contracts or agreements to which the Guarantor is a party (other than contracts or agreements which by their terms expressly prohibit the granting of a Lien thereon);





                                      2                                  Page 40

                 (f) All general intangibles, including but not limited to good will and tax refunds, (the "General Intangibles); and

                 (g) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (f) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

                 SECTION 2. Security for Guaranty Obligations. The Collateral secures the prompt and complete payment when due of its Guaranty Obligations.

                 SECTION 3. Guarantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Guarantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent or any Bank of any of the rights hereunder shall not release the Guarantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                 SECTION 4. Representations and Warranties. The Guarantor represents and warrants to the Agent and each Bank as follows:

                 (a) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of the Guarantor and the office where the Guarantor keeps its records concerning Receivables and Factor Credit Balances are located at the addresses specified on Schedule I hereto. All originals of all chattel paper which evidence Receivables and Factor Credit Balances have been delivered to the Agent. None of the Receivables or Factor Credit Balances is evidenced by a promissory note or other instrument.

                 (b) The Guarantor owns the Collateral free and clear of any Lien, except for (1) the Lien created by this





                                      3                                  Page 41

Security Agreement and (2) Liens permitted pursuant to Section 10.03 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement.

                 (c) The Guarantor conducts no business under any names or trade names other than Brookwood Laminating, Inc., and the Guarantor conducts no business through or under the name of any Subsidiary, division or Affiliate.

                 (d) The Guarantor has exclusive possession and control of the Equipment and Inventory.

                 (e) This Security Agreement creates a valid first priority Lien in the Collateral, securing the payment of the Guaranty Obligations, and except for the filing of financing statements under the Uniform Commercial Code or comparable law of any jurisdiction necessary to perfect such Lien, all other actions necessary or desirable to perfect and protect such Lien have been duly taken.

                 (f) Except as referred to in Subsection (e) above, no authorization, approval or other action by, and no notice to or filling with, any Governmental Authority is required either (1) for the grant by the Guarantor of the Lien granted hereby or for the execution, delivery or performance of this Security Agreement by the Guarantor or of (2) for the perfection of or the exercise by the Agent or any Bank of their respective rights and remedies hereunder.

                 SECTION 5. Further Assurances. (a) The Guarantor agrees that from time to time, at the expense of the Guarantor, the Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any of the Banks may request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Agent or any of the Banks to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Guarantor will: (1) mark conspicuously each document and agreement included in the Collateral and, at the request of the Agent or any of the Banks, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent and all of the Banks indicating that such Collateral is subject to the Lien granted hereby; (2) if any Receivable or Factor Credit Balance shall be evidenced by a promissory note or other instrument or chattel paper deliver such to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and





                                      4                                  Page 42
substance satisfactory to the Agent and all of the Banks; and (3) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Bank may request, in order to perfect and preserve the Lien granted or purported to be granted hereby.

                 (b) The Guarantor hereby authorizes the Agent and each of the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Guarantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted bylaw.

                 (c) The Guarantor will furnish to the Agent and each of the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any or the Banks may request, all in reasonable detail.

                 (d) The Guarantor will defend the Collateral against all claims and demands of all Persons (other than the Agent and the Banks) claiming an interest therein. The Guarantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a Good Faith Contest to the validity thereof. In connection with any such Good Faith Contest the Guarantor will, at the request of the Agent or any Bank, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the Lien of the Agent and the Banks should such Good Faith Contest be unsuccessful.

                 SECTION 6. As to Receivables and Factor Credit Balances. (a) The Guarantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables and Factor Credit Balances at the location therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Agent and each Bank, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables and Factor Credit Balances. The Guarantor will hold and preserve such records and will permit representatives of the Agent or any Bank to inspect and make abstracts from such records.





                                      5                                  Page 43

                 (b) Except as otherwise provided in this subsection (b), the Guarantor shall continue to collect, at its own expense, all amounts due or to become due to the Guarantor under the Receivables. In connection with such collections, the Guarantor may take (and, at the Agent's discretion, shall take) such action as the Guarantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence of a Default or Event of Default upon written notice to the Guarantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and each of the Banks and to direct such account debtors or obligor to make payment of all amounts due or to become due to the Guarantor thereunder directly to the Agent and, upon such notification and at the expense of the Guarantor, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Guarantor might have done. After receipt by the Guarantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Guarantor in respect of the Receivables shall be received in trust for the benefit of the Agent and all the Banks hereunder, shall be segregated from other funds of the Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral, or be applied as provided by
Section 13 (b), as determined by the Required Banks, and (2) the Guarantor shall not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

                 (c) The Guarantor shall notify the account debtors or obligors under any Factor Credit Balances of the assignment of such Factor Credit Balances to the Agent and each of the Banks and shall direct such account debtors or obligors to make payment of all amounts due or to become due to the Guarantor thereunder directly to the Agent. The Agent shall have the right, at the expense of the Guarantor, to enforce collection of any such Factor Credit Balances and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Guarantor might have done. All amounts and proceeds (including instruments) received by the Guarantor in respect of the Factor Credit Balances shall be received in trust for the benefit of the Agent and all the Banks hereunder, shall be segregated from other funds of the Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral, or be applied as provided by Section 13(b), as





                                      6                                  Page 44
determined by the Required Banks. The Guarantor shall not adjust, settle or compromise the amount or payment of any Factor Credit Balance or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                 SECTION 7. As to Equipment and Inventory. The Guarantor shall:

                 (a) Keep the Equipment at the places therefor specified in Schedule I hereto; import the Inventory only into the ports of entry specified in Schedule I hereto; keep the Inventory at the places therefor specified in Schedule I hereto (or, in each case, upon 30 days; prior written notice to the Agent and each of the Banks, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment or Inventory, as applicable);

                 (b) Cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

                 (c) Permit the Agent or any Bank or any agent thereof to have access to the Inventory and Equipment for purposed of inspection;

                 (d) Promptly notify the Agent and each Bank in writing of any material loss or damage to the Inventory or Equipment;

                 (e) Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except as permitted in the Credit Agreement;

                 (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any Law or for hire; and

                 (g) Not permit the Equipment to become a part of or to be affixed to any real property of any Person.

                 SECTION 8. Insurance. (a) The Guarantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent and each of the Banks from time to time. Each policy for: (1) liability insurance shall





                                      7                                  Page 45
provide for all losses to be paid on behalf of the Agent and the Guarantor as their respective interests may appear; and (2) property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition: (1) name the Banks and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent or the Banks) as their interests may appear; (2) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation and warranty by the Guarantor; (3) provide that there shall be no recourse against the Agent or any Bank for payment of premiums or other amounts with respect thereto; and (4) provide that at least thirty (30) days; prior written notice of amendment to, cancellation of or lapse shall be given to the Agent and each Bank by the insurer. The Guarantor shall, if so requested by the Agent or any Bank, deliver to the Agent and the Banks original or duplicate policies of such insurance and, as often as the Agent or any Bank may request, a report of a reputable insurance broker with respect to such insurance. Further, the Guarantor shall, at the request of the Agent or any Bank, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignment.

                 (b) Reimbursement under any liability insurance maintained by the Guarantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable, the Guarantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Guarantor pursuant to this Section 8 shall be paid to the Guarantor as reimbursement for the costs of such repairs or replacements.

                 (c) Upon the occurrence of any Event of Default all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent and the Banks as specified in Section 13(b).

                 SECTION 9. Transfer and Other Liens. The Guarantor shall not:

                 (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted in the Credit Agreement.





                                      8                                  Page 46

                 (b) Except as permitted in the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Debt of any Person.

                 SECTION 10. Agent Appointed Attorney-in-Fact. The Guarantor hereby irrevocably appoints the Agent the Guarantor's attorney-in-fact, with full authority in the place and stead of the Guarantor and in the name of the Guarantor, the Agent or otherwise, after the occurrence of a Default or Event of Default, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                 (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 8;

                 (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and the Guarantor waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

                 (d) to file any claims or take any action or institute any proceedings which the Agent or any Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of any Bank with respect to any of the Collateral; and

                 (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof.

                 The Guarantor hereby ratifies and approves all acts of the Agent, as its attorney in-fact, pursuant to this Section 10, and the Agent, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

                 The Guarantor also authorizes the Agent, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument





                                      9                                  Page 47
included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

                 SECTION 11. Agent May Perform. If the Guarantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Guarantor under Section 14(b).

                 SECTION 12. The Agent's Duties. The powers conferred on the Agent and each of the Banks hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except For the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent and the Banks shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                 SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

                 (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect at that time (whether or not the Code applies to the affected Collateral) and also may (i) require the Guarantor to, and the Guarantor hereby agrees that it will at its expense and upon the request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Agent's place of storage, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as the Agent may deem commercially reasonable. The Guarantor agrees that, to the extent notice of sale shall be required by law, at least five (5) days notice to the Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement





                                     10                                  Page 48
at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect or any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and each of the Banks pursuant to Section 14) in whole or in part by the Agent against, all or any part of the Guaranty Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Guaranty Obligations to the Agent and all of the Banks shall be paid over to the Guarantor or to whomsoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all the Guaranty Obligations the Guarantor agrees to pay upon demand any deficiency to the Agent and each of the Banks.

                 SECTION 14. Indemnity and Expenses. (a) The Guarantor agrees to indemnify the Agent and each of the Banks from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's or such Bank's gross negligence or willful misconduct.

                 (b) The Guarantor will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the fees and out of pocket disbursements of their counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (1) the administration of this Security Agreement, (2) filing or recording fees incurred in connection with this Security Agreement, (3) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (4) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder, or (5) the failure by the Guarantor to perform or observe any of the provisions hereof. Neither the Agent nor any Bank shall be liable to Guarantor for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes.

                 SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing





                                     11                                  Page 49
and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Guarantor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of the Guarantor specified on the signature page hereof; if to a Bank, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of the Agent specified in the Credit Agreement; or as to any other party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

                 SECTION 17. Continuing Lien; Transfer of Notes. This Agreement shall create a continuing Lien in the Collateral and shall (1) remain in full force and effect until payment in full of the Obligations (after the Termination Date), (2) be binding upon the Guarantor, its successors and assigns, and (3) inure to the benefit of the Agent and each Bank and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), subject to the terms of the Credit Agreement the Agent and each Bank may assign or otherwise transfer all or a portion of its rights and obligations under the Credit Agreement and the Credit Facility to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full of the Obligations (after the Termination
Date), the Lien granted hereby shall terminate and all rights to the Collateral shall revert to the Guarantor. Upon any such termination, the Agent will, at the Guarantor's expense, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination.

                 SECTION 18. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Liens hereunder, or remedies hereunder, in respect of any particular Collateral





                                     12                                  Page 50
are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in
Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                 SECTION 19. Miscellaneous. This Security Agreement is in addition to and not in other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Guarantor or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which the Agent or such Bank would have had on any future occasion, nor shall the Agent or any Bank be liable for exercising or failing to exercise any such right or remedy.

                 IN WITNESS WHEREOF, the Guarantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                              BROOKWOOD LAMINATING, INC.

                                              By    /s/ DUANE O. SCHMIDT
                                                 -------------------------------
                                                 Name:  Duane O. Schmidt
                                                 Title: Treasurer and Secretary

                                              Address for Notices:

                                              36 Sherman Avenue
                                              Kenyon, Rhode Island 02836





                                     13                                  Page 51

                                   SCHEDULE I
                             to Security Agreement

                 Place of Business and Locations of Collateral

Chief Place of Business
  and Chief Executive Office:

1425 Kingston Road
Peacedale, Rhode Island 02883

Locations of Records
  Evidencing Receivables
  and Factor Credit Balances:

36 Sherman Avenue
Kenyon, Rhode Island 02836

Locations of Equipment:

1425 Kingston Road
Peacedale, Rhode Island 02833

Locations of inventory:

1425 Kingston Road
Peacedale, Rhode Island 02883

Ports of Entry for Inventory:

Los Angeles, California
Boston, Massachusetts
New York, New York
Providence, Rhode Island





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